                                                                 Exhibit 10.3.22

                            INTERCONNECTION AGREEMENT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                            HEBER GEOTHERMAL COMPANY

                        INTERCONNECTION AGREEMENT BETWEEN
                       SOUTHERN CALIFORNIA EDISON COMPANY
                          AND HEBER GEOTHERMAL COMPANY

         1. PARTIES: The Parties to this Interconnection Agreement, hereinafter referred to as "Agreement", are Southern California Edison Company, a California
corporation, hereinafter referred to as "Edison", and Heber Geothermal Company, a California general partnership, hereinafter referred to as "Seller", hereinafter sometimes referred to individually as "Party" and collectively as
"Parties".

         2. RECITALS: This Agreement is made with reference to the following facts, among others:

               2.1 On August 26, 1983, Edison and Chevron U.S.A. Inc., executed the Power Purchase and Sales Agreement to provide the terms and conditions for the sale by Chevron and purchase by Edison of capacity and energy delivered to the Point of Interconnection from a 47 MW (Net) electrical generating facility located at Heber, California, utilizing geothermal steam as the prime mover energy source.

               2.2 On August 26, 1983, Chevron assigned and Heber Geothermal
Company assumed Chevron's right, title, and interest in the Power Purchase and
Sales Agreement between Chevron and Edison, dated August 26, 1983.

               2.3 On March 16, 1984, Chevron and Heber Geothermal Company
issued a Notice of Intention to Proceed to Edison. The Notice of Intention to
Proceed stated Chevron and Heber Geothermal Company's desire to construct the facilities necessary to proceed with the Power Purchase and Sales Agreement, dated August 26, 1983.

               2.4 On December 11, 1984, Edison and Heber Geothermal Company
executed an Amendment No. 1 to the Power Purchase and Sales Agreement, dated
August 26, 1983.

Amendment No. 1 provided for modifications to the terms of: (i) Payments for Energy; (ii) Payments for Capacity; and (iii) Transmission Cost.

               2.5 Pursuant to Section 34.2.2 of the Power Purchase and Sales
Agreement, these Parties desire to establish the terms and conditions for the design, construction, ownership, operation, maintenance, and cost responsibility for the 115/92 kV Mirage Substation, located near Thousand Palms, California
("Interconnection Facilities").

         3. Edison shall, pursuant to the Edison Tariff Rule No. 21, engineer, design, construct, own, operate, and maintain the Interconnection Facilities, described in Exhibit A, and procure equipment, materials, and necessary rights-of-way for such facilities.

         4. Seller shall pay Edison a pro rata share of the cost of the
Interconnection Facilities to be constructed, owned, operated, and maintained by
Edison as provided in this Section 4 and Exhibit A. The cost figures set forth in Exhibit A are estimates only and shall be adjusted to reflect the recorded cost after installation is complete.

               4.1 Not later than thirty (30) days after the date of execution of this Agreement, Seller shall pay Edison a pro rata share of the Total
Estimated Installed Cost of the Interconnection Facilities as set forth in
Exhibit A. The Seller's pro rata share is 25/65 of the total installed cost of the Interconnection Facilities and represents the Seller's 25,000 kVA portion of the total 65,000 kVA Interconnection Facilities.

               4.2 Pursuant to Edison's Tariff Rule No. 2H for Seller-financed added facilities (Interconnection Facilities), Seller shall pay a monthly charge of 0.9% of the Seller's pro rata share of the Total Estimated Installed Cost of the Interconnection Facilities as set forth in Exhibit A. When the recorded book cost of the Interconnection Facilities has been determined by Edison, the charge to Seller shall be adjusted retroactively to the date when the Interconnection

Facilities were first available for use. Charges or credits to the Seller resulting from such adjustment shall, unless otherwise agreed to, be payable within thirty (30) days of the presentation of a statement therefor.

               4.3 If Seller abandons its plans for the generating facility or otherwise terminates its need for the Interconnection Facilities prior to the
Interconnection Facilities being placed in use, for any reason whatsoever,
Seller shall pay Edison costs which Edison incurred as a direct result of such a termination. Such costs shall include the cost of engineering, design, procurement of equipment and materials, acquisition of rights-of-way, and construction of the Interconnection Facilities.

               4.4 Pursuant to Edison's Tariff Rule No. 21, when a change in the
Interconnection Facilities results in a change in the installed cost of the
Interconnection Facilities, the charges provided herein shall be adjusted consistent with such change.

               4.5 Monthly charges for Interconnection Facilities shall commence upon the date the Interconnection Facilities are available for use and shall be payable within thirty (30) days after Edison submits a statement therefor.

         5. Edison's obligations under this Agreement shall be subject to the availability of materials required for construction of the Interconnection
Facilities and all applicable Tariff Schedules of Edison.

         6. Edison shall exercise its best efforts to provide the
Interconnection Facilities to accommodate Seller's projected operation date.

         7. This Agreement shall be subject to applicable tariff rules and modification of such rules as directed by the Public Utilities Commission of the
State of California in the exercise of its jurisdiction.

         8. This Agreement shall become effective upon execution by the Parties and consent by Chevron U.S.A. Inc. and shall remain in effect for the period the
Seller uses the Interconnection Facilities.

         9. SIGNATURE CLAUSE: The signatories hereto represent that they have been appropriately authorized to enter into this Interconnection Agreement on behalf of the Party for whom they sign. This Interconnection Agreement is hereby executed as of this 12th day of August, 1985.

                                SOUTHERN CALIFORNIA EDISON COMPANY

                                BY    /s/ Edward A. Myers, Jr.
                                     -------------------------------------------

                                     Name  Edward A. Myers, Jr.
                                           -------------------------------------

                                     Title  Vice President
                                            ------------------------------------

                                HEBER GEOTHERMAL COMPANY, A PARTNERSHIP
                                DRAVO ENERGY, INC., A PARTNER

                                BY     /s/ John E. Jacobsen
                                     -------------------------------------------

                                     Name  John E. Jacobsen
                                           -------------------------------------

                                     Title  Asst. General Manager
                                            ------------------------------------

                                CENTENNIAL GEOTHERMAL, INC. PARTNER

                                BY     /s/ Robert O'Leary
                                     -------------------------------------------

                                     Name  Robert O'Leary
                                           -------------------------------------

                                     Title  President
                                            ------------------------------------

                                CHEVRON U.S.A. INC., REPRESENTED BY ITS AGENT,
                                CHEVRON RESOURCES COMPANY

                                BY   /s/ A.M. Cooper
                                     -------------------------------------------

                                     Name  A.M. Cooper
                                           -------------------------------------

                                     Title  Vice President
                                            ------------------------------------